SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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PHOENIX INTERNATIONAL VENTURES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHOENIX INTERNATIONAL VENTURES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON

Notice is hereby given that an Annual Meeting of Stockholders of Phoenix International Ventures, Inc., a Nevada corporation, will be held on July 28, 2008 at11:00am (Pacific Time) at 42 Carry Way, Carson City NV 89706 for the following purposes:

1.	To re-elect the two current directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal No. 1);

2.
To consider and act upon a proposal to ratify the Board’s selection of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2008 (Proposal No. 2); and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

Only stockholders of record of our Common Stock, $0.001 par value per share, at the close of business on June 30, 2008 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

A copy of our Annual Report to Stockholders for the year ended December 31, 2007, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own.

Only record or beneficial owners of Phoenix International Ventures Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the annual meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

	By:	/s/ Zahir Teja
Zahir Teja
Carson City, Nevada		President and Chief Executive Officer and Director
July 7, 2008

-i-

PROXY STATEMENT

Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Phoenix International Ventures, Inc., a Nevada corporation, for use at the 2008 Annual Meeting of Stockholders of Phoenix International to be held at 11:00am (Pacific Time) on July 28, 2008, at 42 Carry Way, Carson City, Nevada, and at any adjournment thereof.

Only stockholders of record as of the close of business on June 30, 2008 (the “Record Date”) of our Common Stock, $0.001 par value per share (the “Common Stock”) will be entitled to notice of, and to vote at, the meeting. As of the Record Date, 7,749,893 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at the address set forth above at any time before the original proxy is exercised or (ii) voting in person at the meeting.

Each of Mr. Zahir Teja and Mr. Neev Nissenson are named as attorneys in the proxy. Mr. Teja is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Nissenson is our Vice President and is also a member of our Board of Directors. Mr. Teja or Mr. Nissenson will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Any stockholder granting a proxy has the right to withhold authority to vote for the nominees to the Board of Directors or either of them. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting.

The stockholders will consider and vote upon (i) a proposal to re-elect all of the current directors to serve until the next Annual Meeting of Stockholders and (ii) a proposal to ratify the Board’s selection of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ended December 31, 2008. Stockholders also will consider and act upon such other business as may properly come before the meeting.

A copy of our Annual Report to Stockholders for the year ended December 31, 2007, which contains financial statements and other information of interest to stockholders, will first be mailed to stockholders, along with these proxy materials, on or about July 8, 2008.

VOTING PROCEDURES

Mr. Teja or Mr. Nissenson will vote all shares represented by properly executed proxies returned in time to be counted at the meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for the nominee for director, or which contain one or more abstentions, as well as broker non-vote shares (i.e., shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares) are counted as present for purposes of determining the presence or absence of a quorum for the meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting as specified in such proxies. As noted above, proxies will be voted as recommended by our Board on all matters and will be voted in the discretion of the proxy holder on any other matters that properly come before the meeting, if no voting instructions are indicated.

The director will be elected by a plurality of the votes cast, in person or by proxy, at the meeting. The nominee receiving the highest number of affirmative votes of the shares voting on the election of directors will be elected as director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

For all other matters that may be submitted to stockholders at the meeting, the affirmative vote of a majority of shares present (in person or represented by proxy) and voting on that matter will be required for approval. Shares abstaining and broker non-votes, since they are not voting on a matter, will not have the same effect as votes against the matter.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of April 2, 2008, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

Title Of Class	Name and Address of Beneficial Owner(1)(2)	Position with the Company	Amount Of Beneficial Ownership	Percent Of Class

Common Stock	Zahir Teja(3)	President, CEO, Director	6,548,000	83%

Common Stock	Neev Nissenson(4)	Vice President, Secretary, Director	3,268,000	45%

Common Stock	Teja N. Shariff (5)	CFO, Treasurer	296,000	4%

Common Stock	Anney Business Corp.(6) Rue Arnold Winkelried 8, Case Postale 1385, 1211 Geneve 1, Switzerland	5% Stockholder	6,675,000	88%

Common Stock	All Officers and Directors as a group that consists of 3 persons		7,374,000	92%

(1) Unless otherwise indicated, the address is c/o Phoenix International Ventures, Inc., 22 Carry Way, Carson City, Nevada 89706.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(3) Mr. Teja's share holdings consist of 3,350,000 shares of the Company's common stock beneficially owned by him. Under his employment agreement, Mr. Teja owns an option to purchase up to 660,000 shares of the Company's common stock at an exercise price of $.50 per share. This option expires December 31, 2010. Under irrevocable proxies signed by the holders of 2,538,000 shares of the Company's common stock, Mr. Teja and Neev Nissenson have been appointed, jointly and severally, as attorneys-in-fact to vote such holders' shares for a period of seven years. Under the Consulting Agreement among the Company, Anney Business Corp. and Mr. Teja, Mr. Teja and Anney have an understanding to vote their shares at shareholders meetings; accordingly, Mr. Teja may be deemed to be the beneficial owner of the 457,000 shares of the Company's common stock beneficially owned by Anney. Mr. Teja and Mr. Shariff are brothers. Under a subscription agreement signed December 31, 2007 Mr. Teja has a warrant to purchase up to 140,000 shares for $1.00 per share for 2 years.

(4) Neev Nissenson's share holdings consist of 395,000 shares of the Company's common stock beneficially owned by him and 5,000 shares of the Company's common stock beneficially owned by his wife. Mr. Nissenson disclaims beneficial ownership of the shares owned by his wife. Under his employment agreement, Mr. Nissenson owns an option to purchase up to 330,000 shares of the Company's common stock at an exercise price of $.50 per share. This option expires December 31, 2010. Under irrevocable proxies signed by the holders of 2,538,000 shares of the Company's common stock, Mr. Teja and Mr. Nissenson have been appointed, jointly and severally, as attorneys-in-fact to vote such holders' shares for a period of seven years.

(5) Mr. Shariff's share holdings consist of 296,000 shares of the Company's common stock beneficially owned by him. Under a Debt Conversion Agreement, Mr. Shariff was issued 96,000 shares of the Company's common stock in consideration of the cancellation of the Company's Note in the outstanding principal amount of $48,000. Mr. Shariff and Mr. Teja are brothers.

(6) Anney Business Corp.'s share holdings consist of 457,000 shares of the Company's common stock beneficially owned by it. Under its consulting agreement with the Company, Anney owns an option to purchase up to 330,000 shares of the Company's common stock at an exercise price of $.50 per share. This option expires December 31, 2010. Under the same consulting agreement, Anney and Mr. Teja have an understanding to vote their shares at shareholders meetings; accordingly, Anney may be deemed to be the beneficial owner of the 3,350,000 shares of the Company's common stock beneficially owned by Mr. Teja and the 2,538,000 shares of the Company's common stock with respect to which Mr. Teja has been appointed an attorney-in-fact.

The percent of class is based on 7,746,143 shares of common stock issued and outstanding as of April 2, 2008.

CORPORATE GOVERNANCE
 Significant Employees

As of December 31, 2007, the Company believes that the only significant employees are the Company’s officers and directors referenced above.

Family Relationships

Mr. Teja and Mr. Shariff are brothers. Aside from the foregoing, there are no family relationships among our directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2007, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2007:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Zahir Teja	2	1	-
Neev Nissenson	1	-	-
Teja N. Shariff	1	-	-
	-	-	-

Code of Ethics

We have adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-B. This Code of Ethics applies to our principal executive officer, our principal financial officer, and principal accounting officer, as well as all other employees. If we make substantive amendments to this Code of Ethics or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K within four business days of such amendment or waiver.

Security Holder Nominating Procedures

We do not have any formal procedures by which our stockholders may recommend nominees to our board of directors.

Committees of the Board of Directors

The Company does not have a nominating, compensation or audit committee.

Compensation of the Board of Directors

Directors are not paid any fees or compensation for services as members of our board of directors or any committee thereof.

Audit Committee

We do not have a separately-designated standing audit committee. The entire board of directors performs the functions of an audit committee, but no written charter governs the actions of the board of directors when performing the functions of that would generally be performed by an audit committee. The board of directors approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the board of directors reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the year ended December 31, 2007, the board of directors:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the board of directors’ review and discussion of the matters above, the board of directors authorized inclusion of the audited financial statements for the year ended December 31, 2007 to be included in its Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

Director Independence

Using the independence requirements of the American Stock Exchange, the Company has determined that none of its directors can be deemed to be independent.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

Phoenix International’s Board of Directors consists of two directors serving one-year terms. As a result, the entire Board is up for re-election each year. These provisions, together with the provisions of our Certificate of Incorporation and by-laws, allow only the Board of Directors to fill vacancies on or increase the size of the Board of Directors.

A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

The two current Directors, Zahir Teja and Neev Nissenson are up for re-election as directors of Phoenix International Ventures at the Annual Meeting.  Should these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

The nominees and the year they first joined the Board of Directors are:

Nominee	Age	Year First Joined Board	Current Positions
Zahir Teja	53	October 2006	Director, President and Chief Executive Officer

Neev Nissenson	29	October 2006	Director, Vice President and Secretary

Information about the Nominees for the Board of Directors

Zahir Teja - President, Chief Executive Officer, Director

Zahir Teja, age 53, has served as the Company's President and Chief Executive Officer since the Company's inception. He holds this position at the pleasure of the Board of Directors. He has also been a member of the Board of Directors since the Company's inception. His term as a board member is one year until the next meeting of stockholders and until his successor has been duly elected and qualified. From April 2003 to the present, Mr. Teja was the founder and sole owner of Phoenix Aerospace, Inc., a company engaged in the business of design, modifications and manufacturing of support equipment of military aircraft. Prior to that engagement, Mr. Teja was engaged from June, 2000 to March, 2003 as a consultant with American Valley Aviation, Inc., a manufacturer and remanufacturer of ground support equipment. His primary responsibilities were in the areas of marketing and sales and business development in ground support equipment.

Under a consulting agreement dated October 2, 2006 as amended, among the Company, Mr. Teja, and Anney Business Corp., a British Virgin Islands corporation, the parties agreed, among other things, to vote their shares to nominate Zahir Teja and Neev Nissenson as directors and appoint Mr. Teja as President and Mr. Nissenson as Vice President.

Neev Nissenson - Vice President, Secretary, Director

Neev Nissenson, age 29, has served as the Company's Vice President since the Company's inception. He holds this position at the pleasure of the Board of Directors. He has also been a member of the Board of Directors since the Company's inception. His term as a board member is one year until the next meeting of stockholders and until his successor has been duly elected and qualified.

Mr. Nissenson, for more than the past five years, he has been engaged by Dionysos Investments Ltd., a consulting company; he was responsible for numerous business development projects for private and public companies. Mr. Nissenson is an armored platoon commander in the Israeli Defense Forces (Reserve) Armored Corps with a rank of Captain. He holds an Executive Master's degree in Business Administration specializing in Integrative Management at the Hebrew University of Jerusalem and a bachelor of the arts degree in General History and Political Science from Tel Aviv University.

Under a consulting agreement dated October 2, 2006 as amended, among the Company, Mr. Teja, and Anney Business Corp., the parties agreed, among other things, to vote their shares to nominate Zahir Teja and Neev Nissenson as directors and appoint Mr. Teja as President and Mr. Nissenson as Vice President.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the director nominees.

Shareholder Vote Required

Approval of the proposal to elect the director nominee will require a plurality of the votes cast by the stockholders at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

Director Compensation for 2007

Directors are not paid any fees or compensation for services as members of our board of directors or any committee thereof.

Equity Compensation Plan Information as of December 31, 2007

	A	B	C
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity compensation plans approved by security holders		$
Equity compensation plans not approved by security holders	1,490,000	--	--
Total	1,490,000	$0.58	(1)
 (1) Options not issued pursuant to a plan with shares available for future issuance.

	Options Outstanding
Range price ($)	Number of Options	Weighted Average Remaining Life	Weighted Average Exercise Price
$0.50	1,320,000	3.0	$0.50
$1.00	170,000	2.7	1.00

Certain Relationships and Related Transactions and Director Independence.

Except as described below, none of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•	Any of our directors or officers;
•	Any person proposed as a nominee for election as a director;
•	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock
•	Any of our promoters; and
•	Any relative or spouse of any of the foregoing persons who has the same house as such person

The Company and Phoenix Aerospace, Inc. have entered into a Share Exchange Agreement dated as of December 1, 2006. Under the Share Exchange Agreement, Zahir Teja, the sole owner and principal of Phoenix Aerospace, Inc. will exchange all the issued and outstanding shares of Phoenix Aerospace, Inc. common stock for 3,000,000 shares of the common stock of the Company. As a result of this transaction, Phoenix Aerospace, Inc. became a wholly owned subsidiary of the Company, and Mr. Teja became a principal stockholder of and continued to be a principal of the Company. The effective date of this transaction was January 1, 2007.

In December, 2006, Phoenix Aerospace, Inc. entered into a Debt Conversion Agreement with Teja N. Shariff, the Company's CFO and a creditor. Under this agreement, Phoenix Aerospace, Inc. agreed to cause the Company to issue to Mr. Shariff 96,000 shares of the Company's common stock in consideration of the cancellation of a Note in the outstanding principal amount of $48,000. Mr. Shariff represented in the agreement that the common stock was purchased for investment and that he was an accredited investor under Regulation D. These shares of common stock are restricted shares as defined in the Securities Act.

As described in more detail below under “Employment Agreements,” the Company has entered into employment agreements with its three executive officers.  The Company also has entered into a consulting agreement with Anney Business Corp. and Mr. Teja.

The parents of the Company are Zahir Teja, Neev Nissenson, and Anney Business Corp. The respective amounts of voting securities owned by each parent are set forth above.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information concerning the current executive officers of Phoenix International Ventures.

Name	Age	Office Currently Held
Zahir Teja	53	President, Chief Executive Officer and Director
Neev Nissenson	29	Vice President, Secretary and Director
Teja N. Shariff	52	Chief Financial Officer and Chief Accounting Officer

A brief description of the business experience of Mr. Teja and Mr. Nissenson is set forth above. The following is a brief description of the business experience of Mr. Shariff.

Teja N. Shariff - Treasurer, Chief Financial Officer, Chief Accounting Officer

Teja N. Shariff, age 52, has served as the Company's Chief Financial Officer and Chief Accounting Officer since the Company's inception. He holds this position at the pleasure of the Board of Directors. Mr. Shariff is the principal owner of the Teja N. Shariff, CPA accounting firm. He has held this position for more than the past five years. Mr. Shariff received a B.Sc. in Accounting from the California State University at Long Beach.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our current executive officers for each of the last three completed fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option awards		Non-Equity Incentive Plan Comp.	Nonqualified Deferred Comp. Earnings	All other compensa-tion	Total
		($)	($)	($)	($)		($)	($)	($)	($)
Zahir Teja(1) President, CEO, Director	2007	120,000			$178,200	(4)				298,200
	2006	120,000								120,000

Neev Nissenson(2)	2007	50,000			$89,100	(5)				139,100
VP, Secretary, Director	2006

Teja N. Shariff(3)	2007	40,000								40,000
CFO, Treasurer, CAO	2006

(1) Mr. Teja's employment agreement with the Company described below was declared effective on April 26, 2007. As per his employment agreement with Phoenix Aerospace, Inc., Mr. Teja is due an annual salary of $120,000 per year. In 2006, Mr. Teja, in order to free up cash flow for operations, has agreed to defer some of his annual salary.

(2) Mr. Nissenson's employment agreement with the Company described below was declared effective on April 26, 2007. Approximately $23,500 of salary due to Neev Nissenson has been deferred.

(3) Mr. Shariff's employment agreement with the Company described below was declared effective on April 26, 2007.

(4) Under the employment agreement, the Company granted Mr. Teja an option to purchase 660,000 shares of the Company's common stock for an exercise price of $.50 per share. The option terminates December 31, 2010. The "fair value" of these options was estimated to be $0.27 per option.

(5) Under the employment agreement, the Company has granted Mr. Nissenson an option to purchase 330,000 shares of the Company's common stock for an exercise price of $.50 per share. The option terminates December 31, 2010.  The "fair value" of these options was estimated to be $0.27 per option

Employment Agreements

The Company has entered into an employment agreement with Zahir Teja to serve as the Company's Chief Executive Officer and President. The term of the Agreement is 36 months commencing on April 26, 2007. The term shall be automatically extended for additional one year periods, unless either party notifies the other in writing at least 90 days prior to the expiration of the then existing term of its intention not to extend the term.

Mr. Teja's base compensation is $120,000 for the first 12 months, $180,000 for the second 12 months, and no less than $180,000 for the third 12 months during the term. Mr. Teja shall be entitled to receive annually a bonus and success fee calculated as follows: the product of (A) one percent (1%) and (B) all revenues from the Company's operations in excess of $4,000,000. The foregoing bonus and success fee shall not exceed $130,000 during any twelve month period. Mr. Teja is also entitled to certain fringe benefits and reimbursement of expenses. The employment agreement may be terminated by the Company for “Cause” and may be terminated by Mr. Teja for “Good Reason” or on 90 days' notice.

Under the employment agreement, the Company has granted Mr. Teja an option to purchase 660,000 shares of the Company's common stock for an exercise price of $.50 per share. The option terminates December 31, 2010.

The Company has entered into an employment agreement with Neev Nissenson to serve as the Company's Vice President. The term of the Agreement is 36 months commencing on April 26, 2007. The term shall be automatically extended for additional one year periods, unless either party notifies the other in writing at least 90 days prior to the expiration of the then existing term of its intention not to extend the term.

Mr. Nissenson's base compensation is $75,000 for the first 12 months, $126,000 for the second 12 months, and no less than $126,000 for the third 12 months during the term. Mr. Nissenson is also entitled to certain fringe benefits and reimbursement of expenses. The employment agreement may be terminated by the Company for “Cause” and may be terminated by Mr. Nissenson for “Good Reason” or on 90 days' notice.

Under the employment agreement, the Company has granted Mr. Nissenson an option to purchase 330,000 shares of the Company's common stock at an exercise price of $.50 per share. The option terminates December 31, 2010.

The Company has entered into an employment agreement with Teja N. Shariff to serve as the Company's Chief Financial Officer. The term of the Agreement is 24 months commencing on April 26, 2007.  The term shall be automatically extended for additional one year periods, unless either party notifies the other in writing at least 90 days prior to the expiration of the then existing term of its intention not to extend the term.

Mr. Shariff's base compensation is $5,000 per month during the term. Mr. Shariff is also entitled to certain fringe benefits and reimbursement of expenses. The employment agreement may be terminated by the Company for “Cause” and may be terminated by Mr. Shariff for “Good Reason” or on 90 days' notice.

Outstanding Equity Awards at 2007 Fiscal Year End

The following table sets forth the stock options held by the named executives as of December 31, 2007.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercis-able)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Zahir Teja	660,000			0.50	12/10
Neev Nissenson	330,000			0.50	12/10
Teja N. Shariff	--			--	--

All options vest immediately upon grant.

Stock Options

Aside from the options described above and certain options to purchase an aggregate of 170,000 shares of our common stock at an option price of $1.00 per share granted under a retainer agreement between the Company and its securities counsel, there were no other options granted in the last two fiscal years.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(PROPOSAL NO. 2)

Mark Bailey & Company, Ltd. (“MB”) has served as the Company’s independent auditors since December 10, 2007 and has been appointed by the Board of Directors to continue as the Company’s independent auditors for the fiscal year ending December 31, 2008. In the event that ratification of this selection of auditors is not ratified by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. MBC has no interest, financial or otherwise, in the Company.

A representative of MB is expected to be present at the Annual Meeting. The auditors will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The proxy holders intend to vote the shares represented by proxies to ratify the Board’s selection of MB as the Company’s independent auditors for the fiscal year ending December 31, 2008.

At the Annual Meeting a vote will be taken on a proposal to ratify the appointment of the auditors.

Shareholder Vote Required

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
 APPOINTMENT OF MARK BAILEY & CO. LTD. AS THE COMPANY’S INDEPENDENT
 AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

It is contemplated that the next Annual Meeting of Stockholders will be held on or about July 28, 2009. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2009 Annual Meeting of Stockholders, proposals must be addressed to the Secretary of Phoenix International Ventures Inc. and must be received at Phoenix International’s principal executive offices not later than February 20, 2009. In order to avoid controversy as to the date on which a proposal was received by Phoenix International, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

If any stockholder proposes to make any proposal at the 2009 Annual Meeting of Stockholders which proposal will not be included in Phoenix’s International proxy statement for such meeting, such proposal must be received not less than 60 or more than 90 days prior to the meeting date to be considered timely. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how Phoenix International intends to exercise its discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

The costs of printing and mailing proxies will be borne by Phoenix International. In addition to soliciting stockholders by mail or through its regular employees, Phoenix International may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of Phoenix International registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of Phoenix International may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

By Order of the Board of Directors

	By:	/s/ Zahir Teja
Zahir Teja
President and Chief Executive Officer
Carson City, Nevada July 7, 2008

ANNUAL MEETING OF STOCKHOLDERS OF

PHOENIX INTERNATIONAL VENTURES, INC.

July 28, 2008

Please mark, date, sign and mail
your proxy card in the
envelope provided as soon
as possible

Please detach and mail in the envelope provided

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
 MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

1. Election of Directors

☐ FOR FIRST  NOMINEE: Zahir Teja, as Director
☐ FOR SECOND NOMINEE: Neev Nissenson, as Director
☐ WITHHOLD AUTHORITY
 FOR NOMINEES
☐ FOR ALL EXCEPT:
 (See Instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.

To change the address on your account, please check  the box at right          ☐
and indicate your new address in the  space below. Please note that changes to the registered name(s) on the account may be submitted via this method.

2. To consider and act upon a proposal to ratify the Board’s selection of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2008.

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF MARK BAILEY & COMPANY, LTD. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 28, 2008 AT 11:00 AM (PACIFIC TIME) AT 42 CARRY WAY, CARSON CITY NV 89706.

Signature of Stockholder __________________________ Date: ________________	Signature of Stockholder _______________________ Date: _________________
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

PHOENIX INTERNATIONAL VENTURES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2008

Revoking all prior proxies, the undersigned, a stockholder of PHOENIX INTERNATIONAL VENTURES, INC. (the “Company”), hereby appoints ZAHIR TEJA and NEEV NISSENSON, or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on July 28, 2008 at 42 Carry Way, Carson City, NV 89706 at 11:00 A.M. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE